Exhibit 10.8

REGISTRATION RIGHTS AGREEMENT

by and among
FTC SOLAR, INC.

and

THE HOLDERS LISTED ON SCHEDULE I HERETO

Dated as of [________], 2021

TABLE OF CONTENTS

Page
1.	Definitions and Interpretation	2
2.	Demand Registration	7
3.	Shelf Registration	9
4.	Lock-up Agreements	11
5.	Other Registration Rights	12
6.	Registration Procedures	12
7.	Indemnification by the Company	15
8.	Indemnification by Participating Shareholders	15
9.	Conduct of Indemnification Proceedings	16
10.	Survival	16
11.	Contribution	16
12.	Participation in Public Offering	17
13.	Compliance with Rule 144 and Rule 144A	17
14.	Selling Expenses	18
15.	Prohibition on Requests; Holders’ Obligations	18
16.	Miscellaneous	19

SCHEDULE I — Holders of Registrable Securities
ANNEX A — Form of Selling Securityholder Notice, Agreement and Questionnaire
ANNEX B — Form of Joinder Agreement

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [________], 2021, by and among FTC Solar, Inc., a Delaware corporation (the “Company”), and the persons listed on Schedule I hereto (such persons, in their capacity as holders of Registrable Securities, including any Permitted Transferees hereunder, the “Holders” and each a “Holder” and, the Holders together with the Company, the “Parties”).

RECITALS

WHEREAS, certain of the Holders hold shares of Common Stock and/or Equity Rights that are directly or indirectly convertible into or exercisable or exchangeable for Common Stock; and

WHEREAS, the Company desires to enter into this Agreement with the Holders in order to provide the Holders the registration rights described herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and the representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound by this Agreement, the Parties agree as follows:

1.	Definitions and Interpretation.

(a)	Definitions. As used in this Agreement, each of the following capitalized terms has the meaning specified in this Section 1(a).

“Adverse Disclosure” means public disclosure of material non-public information that, in the Board’s good faith judgment, (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such Registration Statement and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly Controls, is Controlled by, or is under common Control with, such Person; provided, that no shareholder of the Company shall be deemed an Affiliate of any other shareholder solely by reason of any investment in the Company.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized by Law to close.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any share split, dividend or combination, or any reclassification, recapitalization, amalgamation, merger, consolidation, scheme of arrangement, exchange or other similar reorganization.

“Company Shares” means the issued and outstanding shares of Common Stock and any shares of Common Stock issuable pursuant to any Equity Rights that are directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and “Controls” and “Controlled” each has a correlative meaning.

“Equity Right” means, with respect to any Person, any security convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, or any options, calls, warrants, restricted stock, restricted stock units, deferred stock awards, stock units, “phantom” awards, dividend equivalents, participations, interests, rights or commitments relating to, or any stock appreciation right or other instrument the value of which is determined in whole or in part by reference to the market price or value of, shares of capital stock or earnings of such Person.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc., and any successor regulator performing comparable functions.

“Governmental Entity” means any foreign, United States federal or state, regional or local legislative, executive or judicial body or agency, any court of competent jurisdiction, any department, commission, political subdivision or other governmental entity or instrumentality, or any arbitral authority, in each case, whether domestic or foreign.

“IPO” means the completion of the initial public offering of the Company.

“Joinder Agreement” means a joinder agreement, a form of which is attached as Annex B to this Agreement.

“Judgments” means any judgments, injunctions, orders, stays, decrees, writs, rulings, or awards of any court or other judicial authority or any other Governmental Entity.

“Law” means all laws (including common law), statutes, ordinances, rules, regulations, orders, decrees or legally-binding guidance of any Governmental Entity, or Judgments.

“Material Adverse Change” means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States (other than ordinary course limitations on hours or number of days of trading); (ii) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States or the declaration by the United States of a national emergency or war or a material adverse change in national or international financial, political or economic conditions; or (iii) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations or results of operations of the Company and its Subsidiaries, taken as a whole.

“Notice, Agreement and Questionnaire” means a written notice, agreement and questionnaire substantially in the form of Annex A hereto.

“Participating Shareholder” means, with respect to any registration, any Holder of Registrable Securities covered by the applicable Registration Statement.

“Permitted Transferee” means any Affiliate of a Holder who has executed a Joinder Agreement.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or any other entity.

“Public Offering” means any public offering and sale of equity securities of the Company or its successor for cash pursuant to an effective registration statement (other than on Form S-4, Form S-8 or a comparable form) under the Securities Act.

“Qualified Shareholder” means any Holder or group of Holders that, together with its respective Affiliates, beneficially owns at least 15% of the Company Shares.

“Registrable Securities” means any Company Shares held by a Holder as of the date of this Agreement and any securities issued or issuable in respect of such Company Shares or by way of conversion, amalgamation, exchange, share dividend, split or combination, recapitalization, merger, consolidation, other reorganization or otherwise until the earliest to occur of (i) a Registration Statement covering such Company Shares has been declared effective by the SEC and such Company Shares have been sold or otherwise disposed of pursuant to such effective Registration Statement, (ii) such Company Shares are otherwise transferred (other than to a Permitted Transferee thereof) and the Company has delivered a new certificate or other evidence of ownership for such Company Shares, (iii) such Company Shares are repurchased by the Company or a Subsidiary of the Company or otherwise cease to be outstanding or (iv) such Company Shares may be resold pursuant to Rule 144, without regard to volume or manner of sale limitations, whether or not any such sale has occurred, unless such Registrable Securities are held by a Qualified Shareholder.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” Laws (including fees and disbursements of one counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation and delivery of any Registration Statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any required audits of the financial statements of the Company or any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 6(l)), (vi) fees and expenses of any special experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of one counsel for the Holders selected by the Company, (viii) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, but excluding any Selling Expenses, (ix) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (x) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities and (xi) all out-of-pocket costs and expenses incurred by the Company or its appropriate officers in connection with their compliance with Section 6(o). For the avoidance of doubt, “Registration Expenses” shall include expenses of the type described in clauses (i) through (xi) to the extent incurred in connection with the “take down” of Company Shares pursuant to a Registration Statement previously declared effective. Except as set forth in clause (vii) above, Registration Expenses shall not include any out-of-pocket expenses of any Holders (or the agents who manage their accounts) or any Selling Expenses.

“Registration Statement” means any registration statement of the Company that covers Registrable Securities pursuant hereto filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related prospectus, pre- and post-effective amendments and supplements to such registration statement and all exhibits and all material incorporated by reference in such registration statement.

“Representatives” means, with respect to any Person, (i) any of such Person’s partners, stockholders, shareholders, members, directors, officers, employees, agents, counsel, accountants, trustees, equity financing partners, investment advisors or representatives, and Affiliates advised by such Person, (ii) the partners, stockholders, shareholders, members, directors, officers, employees, agents, counsel, accountants, trustees, equity financing partners, investment advisors or representatives of such Persons listed in clause (i), and (iii) any other Person acting on behalf of such Person with respect to the Company and any of its Subsidiaries.

“Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.

“Rule 144A” means Rule 144A (or any successor provisions) under the Securities Act.

“Rule 415” means Rule 415 (or any successor provisions) under the Securities Act.

“SEC” means the United States Securities and Exchange Commission and any successor agency performing comparable functions.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock or share transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any holder of Registrable Securities, except for the reasonable fees and disbursements of one counsel set forth in clause (vii) of the definition of Registration Expenses.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on either (i) Form S-3 (or any successor form or other appropriate form under the Securities Act) or a prospectus supplement to an existing Form S-3, or (ii) if the Company is not permitted to file a Registration Statement on Form S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering all of the Registrable Securities, as applicable, and which may also cover any other securities of the Company.

“Subsidiary” means, as to a Person, any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or other interests having by their terms voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly beneficially owned or controlled by such Person.

“Underwritten Offering” means a registration in which Company Shares are sold to an underwriter or underwriters on a firm commitment basis.

(b)
Other Definitions. In addition to the defined terms set forth in Section 1(a), as used in this Agreement, each of the following capitalized terms has the meaning specified in the Section set forth opposite such term below.

Term	Section
Agreement	Preamble
Company	Preamble
Damages	7(a)
Demand Notice	2(a)(i)
Demand Period	2(d)
Demand Registration	2(a)(i)
Demand Suspension	2(g)
Holder	Preamble
Holder Information	15(b)
Indemnified Party	9
Indemnifying Party	9
Inspectors	6(k)
Long-Form Registration	2(a)(i)
Maximum Offering Size	2(f)
Parties	Preamble
Records	6(k)
Requesting Shareholder	2(a)(i)
Shelf Period	3(b)
Shelf Request	3(a)
Shelf Suspension	3(d)
Short-Form Registration	2(a)(i)
Underwritten Requesting Shareholder	3(e)
Underwritten Takedown	3(e)
Underwritten Takedown Notice	3(e)
Underwritten Takedown Request	3(e)

(c)	Interpretation.

(i)            When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, (x) the date that is the reference date in calculating such period shall be excluded and (y) if the last day of such period is a not a Business Day, the period in question shall end on the next succeeding Business Day.

(ii)           When a reference is made herein to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(iii)          Whenever the words “include,” “includes” or “including” are used herein, they shall be deemed to be followed by the words “without limitation.”

(iv)          The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used herein shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(v)           The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”

(vi)          Any law or regulation defined or referred to herein means such law or regulation as from time to time amended, modified or supplemented, unless otherwise specifically indicated.

(vii)         References to a person are also to its successors and permitted assigns.

(viii)        The Annexes to this Agreement are incorporated and made a part hereof and are an integral part of this Agreement. Any capitalized term used in any Annex but not otherwise defined therein shall have the meaning given to such term herein.

2.	Demand Registration.

(a)	Demand by Qualified Shareholders.

(i)            If, at any time following the IPO, the Company does not otherwise have an effective registration statement on Form S-3 covering a Holder’s Registrable Securities on file with the SEC and the Company shall have received a request, subject to Section 15, from any Qualified Shareholder (the “Requesting Shareholder”) that the Company effect the registration under the Securities Act of all or any portion of such Requesting Shareholder’s Registrable Securities and stating the intended method of distribution thereof, (x) on Form S-1 or any similar long-form Registration Statement (a “Long-Form Registration”) or (y) on Form S-3 or any similar short-form Registration Statement, which shall include a prospectus supplement to an existing Form S-3 (a “Short-Form Registration”) if the Company qualifies to use such short-form Registration Statement (any such requested Long-Form Registration or Short-Form Registration, a “Demand Registration”), and specifying the aggregate amount of Registrable Securities to be registered and the intended method of disposition thereof, then the Company shall promptly, but in no event later than ten (10) Business Days prior to the effective date of the Registration Statement relating to such Demand Registration, give written notice of such request (a “Demand Notice”) to the other Holders, specifying the number of Registrable Securities for which the Requesting Shareholder has requested registration under this Section 2(a) and stating the intended method of distribution thereof. During the seven (7) Business Days after receipt of a Demand Notice, all Holders (other than the Requesting Shareholder) may provide a written request to the Company, specifying the aggregate amount of Registrable Securities held by such Holders requested to be registered as part of such Demand Registration; provided that, if, on the date of any request by a Qualified Shareholder, the Company qualifies as a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to file an automatic shelf registration statement on Form S-3 pursuant to Section 3 of this Agreement, the provisions of this Section 2 shall not apply, and the provisions of Section 3 shall apply instead.

(ii)           The Company shall file such Registration Statement with the SEC within ninety (90) calendar days of such request, in the case of a Long-Form Registration, and thirty (30) calendar days of such request, in the case of a Short-Form Registration, and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act and the “blue sky” Laws of such jurisdictions as any Participating Shareholder or any underwriter, if any, reasonably requests, as expeditiously as possible, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities so to be registered.

(iii)          Notwithstanding anything to the contrary in this Section 2(a), (x) the Company shall not be obligated to effect more than two (2) Long-Form Registrations over any twelve (12) month period at the request of any Holder, (y) from and after the time the Company becomes eligible for a Short-Form Registration, the Holders shall be entitled to effect four (4) Short-Form Registrations per calendar year and (z) the Company shall not be obligated to effect a Demand Registration unless the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be included in such Demand Registration equals or exceeds five million dollars ($5,000,000) if pursuant to a Long-Form Registration, or two million dollars ($2,000,000) if pursuant to a Short-Form Registration.

(b)
Demand Withdrawal. A Participating Shareholder may withdraw its Registrable Securities from a Demand Registration prior to three (3) Business Days before the effectiveness of the applicable Registration Statement. Upon receipt of a notice from all of the Participating Shareholders to such effect, the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement, and such registration shall nonetheless be deemed a Demand Registration for purposes of Section 2(a) unless (i) the withdrawing Participating Shareholders shall have paid or reimbursed the Company for their pro rata share of all reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with the registration of the withdrawing Participating Shareholders’ withdrawn Registrable Securities (based on the number of Registrable Securities such withdrawing Participating Shareholders sought to register, as compared to the total number of Company Shares included on such Registration Statement) or (ii) the withdrawal is made following the occurrence of a Material Adverse Change, because the registration would require the Company to make an Adverse Disclosure or because the Company otherwise requests withdrawal.

(c)
Registration Expenses. The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration, regardless of whether such registration is effected, subject to reimbursement pursuant to Section 2(b)(i), if applicable.

(d)
Effective Registration. A Demand Registration shall be deemed to have occurred if the Registration Statement relating thereto (i) has become effective under the Securities Act and (ii) has remained effective for a period of at least one hundred eighty (180) calendar days (or such shorter period in which all Registrable Securities of the Participating Shareholders included in such registration have actually been sold thereunder or withdrawn) or, if such Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the underwriter or underwriters, a prospectus is required by Law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (the applicable period, the “Demand Period”); provided, that a Demand Registration shall not be deemed to have occurred if, (x) during the Demand Period, such Registration Statement is not available for use as a result of any stop order, injunction or other order or requirement of the SEC or other Governmental Entity or court, (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by any Participating Shareholder or (z) the Maximum Offering Size (as defined below) is reduced in accordance with Section 2(f) such that less than fifty percent (50%) of the Registrable Securities that the Requesting Shareholders sought to be included in such registration are included.

(e)
Underwritten Offerings. If any Participating Shareholder that is a Qualified Shareholder so requests, an offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering.

(f)
Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Offering advise the Board (or, in the case of a Demand Registration not being underwritten, the Board determines in its reasonable discretion) that, in its view, the number of Registrable Securities requested to be included in such registration (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without being likely to have an adverse effect on the price, timing or distribution of the shares offered in such offering (the “Maximum Offering Size”), the Company shall include in such registration, in the priority listed below, up to the Maximum Offering Size:

(i)            first, all Registrable Securities requested to be included in such registration by the Requesting Shareholder(s); provided that any Requesting Shareholder may elect to allocate its priority to permit any other holder of Common Stock to register shares in lieu of the same amount of Registrable Securities held by such Requesting Shareholder;

(ii)           second, and only if all the securities referred to in clause (i) have been included, all Registrable Securities requested to be registered by the other Participating Shareholders (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Participating Shareholders on the basis of the relative number of Registrable Securities owned by the Participating Shareholders; provided, that any securities thereby allocated to a Participating Shareholder that exceed such Participating Shareholder’s request shall be reallocated among the remaining Participating Shareholders in like manner); and

(iii)          third, and only if all the securities referred to in clauses (i) and (ii) have been included, any securities proposed to be registered by the Company or any securities proposed to be registered for the account of any other Persons, with such priorities among them as the Company shall determine.

(g)
Delay in Filing; Suspension of Registration. If, upon the determination of a majority of the members of the Board, the filing, initial effectiveness or continued use of a Registration Statement in respect of a Demand Registration at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Participating Shareholders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement (a “Demand Suspension”); provided, that (i) the Company shall not be permitted to exercise a Demand Suspension (x) more than four (4) times during any twelve (12) month period or (y) for more than ninety (90) calendar days per Demand Suspension and (ii) such Demand Suspension shall terminate at such time as the Company would no longer be required to make any Adverse Disclosure; and provided, further, that in the event of a Demand Suspension, if a Participating Shareholder has not sold any Registrable Securities under such Registration Statement, it shall be entitled to withdraw its Registrable Securities from such Demand Registration and, if all Participating Shareholders so withdraw, such Demand Registration shall not be counted for purposes of the limit on Demand Registrations requested by such Participating Shareholders in Section 2(a). In the case of a Demand Suspension, the Participating Shareholders agree to suspend use of the applicable prospectus and any issuer free writing prospectuses in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Participating Shareholders upon the termination of any Demand Suspension, amend or supplement the prospectus and any issuer free writing prospectus, if necessary, so it does not contain any untrue statement or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and furnish to the Participating Shareholders such numbers of copies of the prospectus and any issuer free writing prospectus as so amended or supplemented as the Participating Shareholders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the applicable Registration Statement if required by the registration form used by the Company for the applicable Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder, or as may reasonably be requested by the Participating Shareholders.

3.	Shelf Registration.

(a)
Filing. If, at any time following the IPO, the Company shall have received a request, subject to Section 15, by a Qualified Shareholder (a “Shelf Request”), for the filing of a Shelf Registration Statement pursuant to this Section 3, and at such time the Company is eligible to file a registration statement on Form S-3, the Company shall, within thirty (30) calendar days of such Shelf Request, file with the SEC a Shelf Registration Statement relating to the offer and sale of all Registrable Securities by the Holders from time to time including customary methods of distribution and, as promptly as practicable thereafter, the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act (or if the Company qualifies to do so, it shall file an automatic Shelf Registration Statement in response to any such request). If, on the date of any such Shelf Request, the Company does not qualify to file a Shelf Registration Statement under the Securities Act, the provisions of this Section 3 shall not apply, and the provisions of Section 2 shall apply instead.

(b)
Continued Effectiveness. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act (including, if necessary, by renewing or refiling a Shelf Registration Statement prior to expiration of the existing Shelf Registration Statement or by filing with the SEC a post-effective amendment or a supplement to the Shelf Registration Statement or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky Laws, or any rules and regulations thereunder) in order to permit the prospectus forming a part thereof to be usable by Holders until the earlier of (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder) and (ii) the date as of which each of the Holders is permitted to sell its Registrable Securities without registration pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder (such period of effectiveness, the “Shelf Period”).

(c)
Shelf Notice. The Company shall (i) promptly upon receipt of any request to file a Shelf Registration Statement pursuant to Section 3(a) (but in no event more than five (5) Business Days thereafter), deliver a written notice of any such request to all other Holders and (ii) include on such Shelf Registration Statement the aggregate amount of Registrable Securities held by such Holders requested to be registered within ten (10) Business Days of the written notice referred to in clause (i).

(d)
Suspension of Registration. If, upon the determination of a majority of the members of the Board, the continued use of such Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving at least ten (10) calendar days’ prior written notice of such action to the Holders, suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided, that (i) the Company shall not be permitted to exercise a Shelf Suspension (x) more than four (4) times during any twelve (12) month period, or (y) for more than ninety (90) calendar days per Shelf Suspension and (ii) such Shelf Suspension shall terminate at such time as the Company would no longer be required to make any Adverse Disclosure. In the case of a Shelf Suspension, the Holders agree to suspend use of the applicable prospectus and any issuer free writing prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders upon the termination of any Shelf Suspension, amend or supplement the prospectus and any issuer free writing prospectus, if necessary, so it does not contain any untrue statement or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and furnish to the Holders such numbers of copies of the prospectus and any issuer free writing prospectus as so amended or supplemented as the Holders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement, if required by the registration form used by the Company for the shelf registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders.

(e)
Underwritten Takedown. For any offering of Registrable Securities pursuant to a Registration Statement for which the value of Registrable Securities proposed to be offered is at least two million dollars ($2,000,000) and a Registration Statement is effective or has been requested under Section 2(a), any Qualified Shareholder (the “Underwritten Requesting Shareholder”) may elect for an offering to be in the form of an Underwritten Offering, and the Company shall prepare a prospectus or prospectus supplement for such purpose. The Underwritten Requesting Shareholder shall give written notice to the Company of such intention (i) for a Shelf Registration Statement, at least four (4) Business Days prior to the date on which such Underwritten Offering is anticipated to launch, specifying the number of Registrable Securities for which the Underwritten Requesting Shareholder is requesting registration under this Section 3(e) or (ii) for a Demand Registration, at the time of the demand under Section 2(a) and, in each case, the other material terms of such Underwritten Offering (such request, an “Underwritten Takedown Request,” and any Underwritten Offering conducted pursuant thereto, an “Underwritten Takedown”), and the Company shall (i) for a Shelf Registration Statement, one (1) Business Day following the receipt of such Underwritten Takedown Request or (ii) for a Demand Registration, at the time of the demand under Section 2(a), give written notice of such Underwritten Takedown Request (such notice, an “Underwritten Takedown Notice”) to the other Participating Shareholders and such Underwritten Takedown Notice shall offer the other Participating Shareholders the opportunity to include in such Underwritten Takedown the number of Registrable Securities as each such other Participating Shareholder may request in writing. Subject to (i) Section 3(f) and Section 3(g) for a Shelf Registration Statement or (ii) Section 2(b) and Section 2(f) for a Demand Registration, the Company and the Underwritten Requesting Shareholder(s) shall cause the underwriter(s) to include as part of the Underwritten Takedown all Registrable Securities that are requested to be included therein by any of the other Participating Shareholders in writing within (i) two (2) Business Days of delivery of such notice for a Shelf Registration Statement or (ii) seven (7) Business Days after receipt of such notice for a Demand Registration; provided, that all such other Participating Shareholders requesting to participate in the Underwritten Takedown must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Underwritten Requesting Shareholder(s); provided, further, that, if at any time after making an Underwritten Takedown Request and prior to the launch of the Underwritten Takedown, the Underwritten Requesting Shareholder(s) shall determine for any reason not to proceed with or to delay such Underwritten Takedown, the Underwritten Requesting Shareholder(s) shall give written notice to the Company of such determination and the Company shall give written notice of the same to each other Participating Shareholder and, thereupon, (x) in the case of a determination not to proceed, the Company and such Underwritten Requesting Shareholder(s) shall be relieved of their respective obligations to cause the underwriter(s) to include any Registrable Securities of the other Participating Shareholders as part of such Underwritten Takedown (but the Company shall not be relieved from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the other registration rights contained herein, and (y) in the case of a determination to delay such Underwritten Takedown, the Company and such Underwritten Requesting Shareholder(s) shall be relieved of their respective obligations to cause the underwriter(s) to include any Registrable Securities of the other Participating Shareholders as part of such Underwritten Takedown for the same period as the Underwritten Requesting Shareholder(s) determine(s) to delay such Underwritten Takedown.

(f)          Priority of Securities Registered Pursuant to Underwritten Takedown. If the managing underwriter of an Underwritten Takedown advises the Company or the Underwritten Requesting Shareholder(s) that, in its view, the number of Company Shares that the Underwritten Requesting Shareholder(s) and such other Participating Shareholders intend to include in such registration exceeds the Maximum Offering Size, the Company and the Underwritten Requesting Shareholder(s) shall cause the underwriter(s) to include in such Underwritten Takedown, in the following priority, up to the Maximum Offering Size:

(i)
first, all Registrable Securities requested to be included in such registration by the Underwritten Requesting Shareholder(s); provided that any Underwritten Requesting Shareholder may elect to allocate its priority to permit any other holder of Common Stock to register shares in lieu of the same amount of Registrable Securities held by such Underwritten Requesting Shareholder;

(ii)
second, and only if all the securities referred to in clause (i) have been included, all Registrable Securities requested to be registered by the other Participating Shareholders (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Participating Shareholders on the basis of the relative number of Registrable Securities owned by the Participating Shareholders; provided, that any securities thereby allocated to a Participating Shareholder that exceed such Participating Shareholder’s request shall be reallocated among the remaining Participating Shareholders in like manner); and

(iii)
third, and only if all the securities referred to in clauses (i) and (ii) have been included, any securities proposed to be registered by the Company or any securities proposed to be registered for the account of any other Persons, with such priorities among them as the Company shall determine.

(g)          Withdrawal. Each Participating Shareholder shall be permitted to withdraw all or part of its Registrable Securities from an Underwritten Takedown at any time prior to 7:00 a.m., New York City time, on the date on the calendar day before which the Underwritten Takedown is anticipated to launch.

(h)          Payment of Expenses for Shelf Registrations. The Company shall be liable for and pay all Registration Expenses in connection with any shelf registration, regardless of whether such registration is effected.

4.	Lock-up Agreements.

(a)
To the extent requested by any lead managing underwriter in connection with each Underwritten Offering, the Company and each Participating Shareholder shall agree not to effect any public sale or distribution of any Company Shares or other security of the Company (except as part of such Underwritten Offering) during the period beginning on the date that is no earlier than estimated by the Company, in good faith and provided in writing to such Holder, to be the fifteenth (15th) Business Day prior to the effective date of the applicable Registration Statement (or the anticipated launch date in the case of a “take-down” off of an already effective Shelf Registration Statement) until the earlier of (i) such time as the Company and any lead managing underwriter shall agree and (ii) one hundred eighty (180) calendar days after the effective date of the applicable Registration Statement (or the pricing date in the case of a “take-down” off of an already effective Shelf Registration Statement); provided, that the Company shall cause all directors and executive officers of the Company to enter into agreements similar to those contained in this Section 4(a) (without regard to this proviso), subject to exceptions for gifts, sales pursuant to pre-existing 10b5-1 plans and other customary exclusions agreed to by any lead managing underwriter; provided further, that any lead managing underwriter may extend such period as necessary to comply with applicable FINRA rules.

(b)
Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to registrations on Form S-4 or Form S-8 or any successor form to such forms or as part of any registration of securities for offering and sale to employees or directors of the Company pursuant to any employee share plan or other employee benefit plan arrangement and other customary exclusions agreed to by any lead managing underwriter.

5.	Other Registration Rights.

The Company represents and warrants that it is not a party to, or otherwise subject to, any agreement (other than as provided herein) granting registration rights to any other Person with respect to any Company Shares.

6.	Registration Procedures.

In connection with any registration pursuant to Section 2 or Section 3, subject to the provisions of such Sections:

(a)
Prior to filing a Registration Statement covering Registrable Securities or prospectus or any amendment or supplement thereto, the Company shall furnish to each Participating Shareholder and each underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement as proposed to be filed, and thereafter the Company shall furnish to such Participating Shareholder and underwriter, if any, without charge such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as such Participating Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Participating Shareholder. Each Participating Shareholder shall have the right to request that the Company modify any information contained in such Registration Statement, amendment and supplement thereto pertaining to such Participating Shareholder upon four (4) Business Days written notice and the Company shall use all reasonable efforts to comply with such request; provided, that the Company shall not have any obligation to so modify any information if the Company reasonably expects that so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(b)
In connection with any filing of any Registration Statement or prospectus or amendment or supplement thereto, the Company shall cause such document (i) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC thereunder and (ii) with respect to information supplied by or on behalf of the Company for inclusion in the Registration Statement, to not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)
The Company shall promptly notify each Holder of such Registrable Securities and the underwriter(s) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective.

(d)
The Company shall furnish counsel for each underwriter, if any, and for the Holders of such Registrable Securities with copies of any written comments from the SEC or any state securities authority or any written request by the SEC or any state securities authority for amendments or supplements to a Registration Statement or prospectus or for additional information generally.

(e)
After the filing of the Registration Statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Participating Shareholders set forth in such Registration Statement or supplement to such prospectus and (iii) promptly notify each Participating Shareholder holding Registrable Securities covered by such Registration Statement of any stop order issued or threatened by the SEC or any state securities commission and use commercially reasonable best efforts to prevent the entry of such stop order or to remove it if entered.

(f)
The Company shall use all reasonable best efforts to (i) register or qualify the Registrable Securities covered by such Registration Statement under such securities or “blue sky” Laws of such jurisdictions in the United States as any Participating Shareholder holding such Registrable Securities reasonably (in light of such Participating Shareholder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Participating Shareholder to consummate the disposition of the Registrable Securities owned by such Participating Shareholder, provided, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(f), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction.

(g)
The Company shall use reasonable best efforts to list such Registrable Securities on the principal securities exchange on which the Company’s Common Stock is then listed and provide a transfer agent, registrar and CUSIP number for all such Registrable Securities not later than the effective date of such Registration Statement.

(h)
The Company shall use reasonable best efforts to cooperate with each Participating Shareholder and the underwriter or managing underwriter, if any, to facilitate the timely preparation and delivery of certificates (or its book-entry equivalent) representing Registrable Securities to be sold and not bearing any restrictive legends (including by delivering to the transfer agent a Company instruction letter and a written opinion from counsel to the Company stating unlegended stock certificates (or its book-entry equivalent) may be issued in respect of any Registrable Securities, subject to compliance with the requirements of the Securities Act); and enable such Registrable Securities to be registered in such names as each Participating Shareholder or the underwriter or managing underwriter, if any, may reasonably request in connection with any sale of Registrable Securities.

(i)
The Company shall immediately notify each Participating Shareholder holding such Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Participating Shareholder and file with the SEC any such supplement or amendment subject to any suspension rights contained herein.

(j)
The Company shall have the right to select an underwriter or underwriters in connection with any underwritten Public Offering resulting from the exercise of a Demand Registration or Underwritten Takedown upon consultation with the Underwritten Requesting Shareholder. In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take all other actions as are reasonably required and customary in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with FINRA.

(k)
Upon execution of confidentiality agreements or other similar arrangements in form and substance reasonably satisfactory to the Company, the Company shall make available during regular business hours for inspection by any underwriter participating in any disposition pursuant to a Registration Statement being filed by the Company pursuant to this Section 6 and any attorney, accountant or other professional retained by a Participating Shareholder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such Registration Statement (including by participation in a reasonable number of diligence calls). Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the release of such Records is required pursuant to applicable Law or regulation or judicial process. Each Participating Shareholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its Affiliates as the basis for any market transactions in any Company Shares unless and until such information is made generally available to the public. Each Participating Shareholder further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(l)
In connection with an Underwritten Offering, the Company shall use commercially reasonable efforts to furnish to each underwriter a signed counterpart, addressed to such underwriter(s), of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent certified public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as the managing underwriter therefor reasonably requests.

(m)
In connection with an Underwritten Offering, the Company shall have appropriate officers of the Company (i) prepare and make presentations at any “road shows” and before analysts, (ii) otherwise use their commercially reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities, including, by executing customary underwriting agreements and (iii) otherwise use their commercially reasonable efforts to cooperate as reasonably requested by the Holders in the marketing of the Registrable Securities.

(n)
The Company shall take all commercially reasonable actions to ensure that any free-writing prospectus utilized in connection with any Demand Registration, Underwritten Takedown or other offering off of a Shelf Registration Statement hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(o)
The Company shall otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement or such other document that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(p)
The Company may require each such Participating Shareholder promptly to furnish in writing to the Company the Notice, Agreement and Questionnaire and such other information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required or the Company may deem reasonably advisable in connection with such registration and shall not have any obligation to include a Participating Shareholder on any Registration Statement if the Notice, Agreement and Questionnaire or such other information is not promptly provided; provided, that, prior to excluding such Participating Shareholder on the basis of its failure to provide the Notice, Agreement and Questionnaire or such other information, the Company must furnish in writing a notice to such Participating Shareholder requesting the Notice, Agreement and Questionnaire and such other information at least three (3) calendar days prior to filing the applicable Registration Statement or prospectus supplement for an Underwritten Offering.

7.	Indemnification by the Company.

(a)
The Company agrees to indemnify and hold harmless each Participating Shareholder holding Registrable Securities covered by a Registration Statement, each member, trustee, limited or general partner thereof, each member, trustee, limited or general partner of each such member, limited or general partner, each of their respective Affiliates, officers, directors, stockholders, shareholders, employees, advisors and agents, each Person, if any, who controls such Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their Representatives from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (“Damages”) caused by or relating to (i) any untrue statement or alleged untrue statement of a material fact contained in (x) any Registration Statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), any preliminary prospectus or any “issuer free writing prospectus” (as defined in Rule 433 of the Securities Act) or (y) any application or other document or communication executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the securities Laws thereof, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities Laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, except in all cases insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon or contained in any information furnished in writing to the Company by such Participating Shareholder expressly for use therein or by such Participating Shareholder’s failure to deliver a copy of the prospectus, the issuer free writing prospectus or any amendments or supplements thereto after the Company has furnished such Participating Shareholder with a sufficient number of copies of the same.

(b)
The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Participating Shareholders provided in this Section 7 or otherwise on commercially reasonable terms negotiated on an arm’s length basis with such underwriters.

8.	Indemnification by Participating Shareholders.

Each Participating Shareholder holding Registrable Securities included in any Registration Statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company contained in Section 7(a)(i) and Section 7(a)(ii) to such Participating Shareholder, but only with respect to information furnished in writing by such Participating Shareholder or on such Participating Shareholder’s behalf expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, any preliminary prospectus or any issuer free writing prospectus. Each such Participating Shareholder also agrees to indemnify and hold harmless any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 8. As a condition to including Registrable Securities in any Registration Statement filed in accordance herewith, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities. No Participating Shareholder shall be liable under this Section 8 for any Damages in excess of the gross proceeds realized by such Participating Shareholder in the sale of Registrable Securities of such Participating Shareholder to which such Damages relate.

9.	Conduct of Indemnification Proceedings.

If any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 7 or Section 8, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party may, at its option, assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided, that the failure of any Indemnified Party to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent and only to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the retention of such counsel, (ii) the Indemnifying Party shall have failed to assume the defense of such claim or to employ counsel reasonably satisfactory to the Indemnified Party, or (iii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed), no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

10.	Survival.

Subject to a Holder delivering a properly completed (as solely determined by the Company), executed and acknowledged Notice, Agreement and Questionnaire to the Company, Section 7, Section 8, Section 9 and Section 11 hereto will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and will survive the transfer of securities.

11.	Contribution.

(a)
If the indemnification provided for herein is unavailable to the Indemnified Parties in respect of any Damages, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Participating Shareholders holding Registrable Securities covered by a Registration Statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Participating Shareholders on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable Law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Participating Shareholders on the one hand and of such underwriters on the other in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations, and (ii) as between the Company on the one hand and each Participating Shareholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Participating Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and Participating Shareholders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and Participating Shareholders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the applicable prospectus. The relative fault of the Company and Participating Shareholders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Participating Shareholders or by such underwriters. The relative fault of the Company on the one hand and of each Participating Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(b)
The Company and the Participating Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, no Participating Shareholder shall be required to contribute any amount for Damages in excess of the gross proceeds realized by Participating Shareholder in the sale of Registrable Securities of Participating Shareholder to which such Damages relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Participating Shareholder’s obligation to contribute pursuant to this Section 11 is several in the proportion that the net proceeds of the offering received by Participating Shareholder bears to the total net proceeds of the offering received by all such Participating Shareholders and not joint.

12.	Participation in Public Offering.

(a)
No Person may participate in any Public Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (provided, that no Holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such Holder has requested the Company include in any Registration Statement) and (ii) completes, executes and delivers or causes to be delivered all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents and instruments reasonably required under the terms of such underwriting arrangements and the provisions set forth herein in respect of registration rights.

(b)
Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 6(i) above, such Person shall immediately discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 6(i), and, if so directed by the Company, such Person shall deliver to the Company all copies, other than any permanent file copies then in such Person’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company has given any such notice, the applicable time period during which a Registration Statement is to remain effective shall be extended (provided, that the Company shall not cause any Registration Statement to remain effective beyond the latest date allowed by applicable Law) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(i) to and including the date when each Holder of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 6(i).

13.	Compliance with Rule 144 and Rule 144A.

(a)
The Company shall file any reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action as any Holder may reasonably request (including making available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c)), to the extent required to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Notwithstanding the foregoing, nothing in this Section 13 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

(b)
At the request of any Holder who proposes to sell any Registrable Securities in compliance with Rule 144, the Company shall use reasonable best efforts to (i) cooperate with such Holder in connection with such sale and (ii) furnish, subject to compliance with the requirements of the Securities Act, to the Company’s transfer agent an instruction letter and an opinion of counsel stating that unlegended stock certificates (or its book-entry equivalent) may be issued in respect of such Registrable Securities.

(c)
Unless the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company will provide to the Holder of Registrable Securities and to any prospective purchaser of Registrable Securities under Rule 144A, the information described in Rule 144A(d)(4).

14.	Selling Expenses.

All Selling Expenses relating to the offer and sale of Registrable Securities registered under the Securities Act or sold in any Underwritten Takedown pursuant to this Agreement shall be borne and paid by the Holders of such Registrable Securities, in proportion to the number of Registrable Securities included in such Registration Statement or sold in any Underwritten Takedown for each such Holder.

15.	Prohibition on Requests; Holders’ Obligations.

(a)
No Holder shall, without the Company’s consent, be entitled to deliver a request for a Demand Registration, a Shelf Request or an Underwritten Takedown if less than sixty (60) calendar days have elapsed since (i) the effective date of a prior Registration Statement (which shall include the filing of a final prospectus supplement to an already effective Shelf Registration Statement) in connection with a Demand Registration or Shelf Request or (ii) the date of withdrawal by the Participating Shareholders of a Demand Registration or Underwritten Takedown; provided, in each case, that such Holder has been provided with an opportunity to participate in the prior offering and either (x) has refused or not promptly accepted such opportunity or (y) has not been cut back to less than 50% of the Registrable Securities requested to be included by such Holder.

(b)
No Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to this Agreement, unless such Holder has timely furnished the Company with all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading and any other information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request pursuant to Section 6(p). Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information of such Holder furnished in writing by or on behalf of such Holder, including in such Holder’s Notice, Agreement and Questionnaire (all such information, “Holder Information”), to the Company does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in such Holder Information, in the light of the circumstances under which they were made, not misleading. Furthermore, if the Company is required to file a subsequent Registration Statement upon expiration of effectiveness of the Registration Statement naming a Holder, the Company shall be under no obligation to include such Holder as a selling securityholder if such Holder does not timely deliver an updated properly completed (as solely determined by the Company), executed and acknowledged Notice, Agreement and Questionnaire and other information upon request by the Company therefore pursuant to Section 6(p).

16.	Miscellaneous.

(a)	Remedies; Specific Performance.

(i)            Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party shall be deemed cumulative with and not exclusive of any other remedy conferred by this Agreement, or by law or equity upon such Party, and the exercise by a Party of any one remedy shall not preclude the exercise of any other remedy.

(ii)           The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that, at any time prior to the termination of this Agreement pursuant to Section 16(j), the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement in any court referred to in Section 16(g), without proof of actual damages (and each Party waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.

(b)
Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and the Holders holding a majority of the Registrable Securities (as calculated in Section 16(d)); provided that this Agreement may be amended and restated or amended without consent of the Holders solely to allow for the addition of new Holders and the granting to such new Holders rights hereunder and any additional rights after the date hereof that does not adversely affect or is not inconsistent with the existing rights and priorities of the Holders (other than by virtue of adding a Person with additional similar rights and Company Shares). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by each Holder of the Registrable Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 16(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

(c)
Notices. Any notice, request, instruction or other document to be given hereunder by any Party to the others shall be in writing and shall be deemed duly given (i) on the date of delivery, if delivered personally; (ii) on the date sent, if sent by email; (iii) on the first (1st) Business Day following the date of dispatch, if delivered utilizing a next-day service by a recognized next-day courier; or (iv) on the earlier of confirmed receipt or the fifth (5th) Business Day following the date of mailing, if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice:

(i)          if to the Company, to:

FTC Solar, Inc.
9020 N Capital of Texas Hwy, Suite I-260
Austin, Texas 78759
Email:	jwolf@ftcsolar.com
Attn:	General Counsel

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Email:	andrea.nicolas@skadden.com
Attn:	Andrea L. Nicolás, Esq.

(ii)           if to a Holder, at the address on Schedule I hereto or in a more current Notice, Agreement and Questionnaire or any amendment thereto or, at the Company’s option, pursuant to the Legal Notice System on DTC, or successor system thereto;

or to such other address as such Person may have furnished to the other Persons identified in this Section 16(c) in writing in accordance herewith.

(d)
Majority of Registrable Securities. For purposes of determining what constitutes Holders of a majority of Registrable Securities, as referred to in this Agreement, a majority shall constitute a majority of the shares of Company Shares that constitute Registrable Securities (assuming conversion or exercise of all Equity Rights at the five (5) day average market price of any five (5) days chosen by the Company from the twenty (20) Business Days preceding the date of such amendment or waiver).

(e)
Assignability; Third-Party Rights. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned, in whole or in part, by operation of law or otherwise, by any Party, and any such assignment shall be null and void, except for any assignment (i) by a Holder to a Permitted Transferee who executes a Joinder Agreement to the extent provided in the Joinder Agreement and any such assignment permitted hereunder shall be effected hereunder only by giving written notice thereof from both the transferor and the transferee to the Company or (ii) with the prior written consent of the Company, with respect to an assignment by a Holder, or the Holders of a majority of Registrable Securities, with respect to an assignment by the Company. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the Parties and their respective successors and assigns. Nothing in this Agreement is intended to or shall confer upon any Person (other than the Parties) any right, benefit or remedy of any nature whatsoever.

(f)
Counterparts; Electronic Signature. This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. This Agreement may be executed by facsimile, by any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act, or other applicable law, e.g., www.docusign.com or by .pdf signature by any Party and such signature shall be deemed binding for all purposes hereof without delivery of an original signature being thereafter required.

(g)	Governing Law and Venue; Jurisdiction; WAIVER OF JURY TRIAL.

(i)            This Agreement and any transaction contemplated by this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles that would result in the application of any other law than the laws of the State of New York (other than Section 5-1401 of the General Obligations Law).

(ii)           EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(h)
Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(i)
Entire Agreement. This Agreement is intended by the Parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the Parties in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the Parties with respect to such registration rights. No Party shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

(j)
Termination. This Agreement and the obligations of the Parties hereunder shall terminate upon the earlier of such time as there are no Registrable Securities or three (3) years from the date of this Agreement, except for the provisions of Sections 2(c), 3(h), 7, 8, 9, 10, 11, 14, 16(g) and this 16(j), which shall survive such termination.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:

FTC SOLAR, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

HOLDER:

[__________]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SCHEDULE I

HOLDERS OF REGISTRABLE SECURITIES

Legal Name	Mailing Address	Email	Phone
ARC Family Trust
David Springer
Catherine L. Springer
South Lake One LLC
Rodgers Massey Revocable Living Trust dated 4/4/11
ChristSivam, LLC
DS 2021 GRAT
Tony Etnyre 2021 GRAT
Etnyre 2021 Family Trust
Anthony P. Etnyre
Aaron Vernon
Ahmad Chatila
Scott Williams
Patrick M. Cook
Jay B. Grover
Isidoro Quiroga Cortés
Ali Mortazavi
Jacob D. Wolf
Nagendra Cherukupalli
Kristian Nolde
Mitchell Bowman
Andrew Morse
Kirk Hayes
TCV 2021 Trust
Dale Herron
KC 2021 Trust
Thurman J. “T.J.” Rodgers
William Aldeen (“Dean”) Priddy, Jr.
Lisan Hung
Jeremy Avenier
Patrick Cook 2021 Trust
Cook 2021 Family Trust
Vernon 2021 Family Trust
Deepak Navnith
Tamara Mullings
Shaker Sadasivam

ANNEX A

FORM OF SELLING SECURITYHOLDER NOTICE, AGREEMENT AND QUESTIONNAIRE

The undersigned (the “Selling Securityholder”) beneficial owner of common stock, par value $0.0001 (the “Common Stock”), of FTC Solar, Inc. (the “Company”) understands that the Company intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement or a prospectus supplement or amendment to an existing shelf registration statement (as applicable, the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of certain Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated on or about [________], 2021 (the “Registration Rights Agreement”), by and among the Company and the persons listed on Schedule I thereto. Each capitalized term not otherwise defined herein has the meaning given to it in the Registration Rights Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, the Selling Securityholder must be named as a selling securityholder in the related prospectus and deliver a prospectus to the purchasers of Registrable Securities. To facilitate naming of the Selling Securityholder as a selling securityholder in the Registration Statement, the Selling Securityholder must complete, execute, acknowledge and deliver this Notice, Agreement and Questionnaire prior to filing of the Registration Statement.
Certain legal consequences arise from being named as Selling Securityholders in the Registration Statement and the related prospectus. Accordingly, the Selling Securityholder is advised to consult its own legal counsel regarding the consequences of being named or not being named as a Selling Securityholder in the Registration Statement and the related prospectus.

(a)          The Selling Securityholder hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3(b) pursuant to the Registration Statement. The Selling Securityholder, by signing and returning this Notice, Agreement and Questionnaire, understands that it shall be bound by the terms and conditions of this Notice, Agreement and Questionnaire.

(b)          The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Questionnaire

1.	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

2.	Address for Notices to Selling Securityholder:

Telephone:
Fax:
Email Address:
Contact Person:

3.	Beneficial Ownership of Registrable Securities:

This Item (3) covers beneficial ownership of the Company’s securities. Please consult Appendix A to this Notice, Agreement and Questionnaire for information as to the meaning of “beneficial ownership.” Except as set forth below in this Item (3), the Selling Securityholder does not beneficially own any Registrable Securities.

(a)	Number of shares of Registrable Securities beneficially owned:

(b)	Number of shares of the Registrable Securities which the Selling Securityholder wishes to be included in the Registration Statement:

4.	Beneficial Ownership of other securities of the Company owned by the Selling Securityholder.

Except as set forth below in this Item (4), the Selling Securityholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

(a)	Type and amount of other securities beneficially owned by the Selling Securityholder:

(b)	CUSIP No(s). of other securities beneficially owned by the Selling Securityholder:

5.	Relationship with the Company:

(a)
Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the Selling Securityholder) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

❑	Yes

❑	No

(b)	If so, please state the nature and duration of your relationship with the Company:

6.	Broker-Dealer Status:

(a)	Is the Selling Securityholder a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)?

❑	Yes

❑	No

Note that the Company shall be required to identify any registered broker-dealer as an underwriter in the prospectus.

If so, please answer the remaining questions in this section.

If the Selling Securityholder is a registered broker-dealer, please indicate whether the Selling Securityholder acquired its Registrable Securities for investment or acquired them as transaction-based compensation for investment banking or similar services.
_________________________________________________________________
_________________________________________________________________

If the Selling Securityholder is a registered broker-dealer and received its Registrable Securities other than as transaction-based compensation, the Company is required to identify you as an underwriter in the Registration Statement and related prospectus.
_________________________________________________________________
_________________________________________________________________

(b)	Affiliation with Broker-Dealers:

Is the Selling Securityholder an affiliate of a registered broker-dealer? For purposes of this Item 6(b), an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

❑	Yes

❑	No

If so, please answer the remaining questions in this section:

(i)	Please describe the affiliation between the Selling Securityholder and any registered broker-dealers:
____________________________________________________________
____________________________________________________________

(ii)
If the Selling Securityholder, at the time of its acquisition of the Registrable Securities, had any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities, please describe such agreements or understandings:

____________________________________________________________
____________________________________________________________

Note that if the Selling Securityholder is an affiliate of a broker-dealer and at the time of the acquisition of the Registrable Securities had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Selling Securityholder as an underwriter in the prospectus.

7.
Nature of Beneficial Holding. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities.

(a)
Is the Selling Securityholder required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q and 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?

❑	Yes

❑	No

(b)	State whether the Selling Securityholder is an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended:

❑	Yes

❑	No

(c)	If a subsidiary, please identify the publicly held parent entity:
_________________________________________________________________
_________________________________________________________________

If you answered “No” to questions (a) and (b) above, please identify the controlling person(s) of the Selling Securityholder (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercise sole or shared voting or dispositive power over the Registrable Securities:
______________________________________________________________________
______________________________________________________________________

***PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Notice, Agreement and Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

8.	Plan of Distribution:

Except as set forth below, the Selling Securityholder (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Registration Statement only as follows (if at all): such Registrable Securities may be sold from time to time directly by the Selling Securityholder or alternatively through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder shall be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options. The Selling Securityholder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate shares in other circumstances in which certain cases the transferees, donees, pledgees or other successors in interest shall be the Selling Securityholder for purposes of the prospectus.
State any exceptions here:
_________________________________________________________________
_________________________________________________________________

Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

(c)          The Selling Securityholder acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Statement. The Selling Securityholder agrees that neither it nor any person acting on its behalf shall engage in any transaction in violation of such provisions.

(d)         In accordance with the Selling Securityholder’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Selling Securityholder agrees to provide any additional information the Company may reasonably request and to promptly notify the Company of any inaccuracies or changes in the information provided that may occur at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

To the Company :

FTC Solar, Inc.
9020 N Capital of Texas Hwy, Suite I-260
Austin, Texas 78759
Email:	jwolf@ftcsolar.com
Attn:	General Counsel

(e)          In the event any Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder shall notify the transferee(s) at the time of transfer of its rights and obligations under this Notice, Agreement and Questionnaire and the Registration Rights Agreement.

(f)          By signing this Notice, Agreement and Questionnaire, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (8) above and the inclusion of such information in the Registration Statement, the related prospectus or prospectus supplement and any state securities or Blue Sky applications. The Selling Securityholder understands that such information shall be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the Registration Statement, the related prospectus or prospectus supplement and any state securities or Blue Sky applications.

(g)         Once this Notice, Agreement and Questionnaire is executed by the Selling Securityholder and received and acknowledged by the Company, the terms of this Notice, Agreement and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of, and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Notice, Agreement and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts-of-laws provisions thereof.

(h)       This Notice, Agreement and Questionnaire may be executed by facsimile, by any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act, or other applicable law, e.g., www.docusign.com or by .pdf signature by any party and such signature shall be deemed binding for all purposes hereof without delivery of an original signature being thereafter required.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice, Agreement and Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated:

Selling Securityholder:

By:
Name:
Title:

Please return the completed and executed Notice, Agreement and Questionnaire to:
FTC Solar, Inc.
9020 N Capital of Texas Hwy, Suite I-260
Austin, Texas 78759
Email:          jwolf@ftcsolar.com
Attn:          General Counsel

The Company hereby acknowledges that it has received and read and understands this Notice, Agreement and Questionnaire and agrees to be bound by the obligations and terms contained herein.

FTC Solar, Inc.:

By:
Name:
Title:

[Signature Page to Selling Securityholder Notice, Agreement And Questionnaire]

Appendix A

DEFINITION OF “BENEFICIAL OWNERSHIP”

1.	A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b) Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2.
Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3.
Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

ANNEX B

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT (“Joinder”), dated [________], is executed by [________] (the “Transferee”) and by [________] (the “Transferor”) pursuant to the terms of the Registration Rights Agreement, dated as of [__], 2021 (the “Registration Rights Agreement”), by and among FTC Solar, Inc., a Delaware corporation (the “Company”), and the Holders party thereto. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Registration Rights Agreement.

1.
Acknowledgment. Transferee and Transferor each acknowledge that Transferee is acquiring Common Stock of the Company from Transferor, upon the terms and subject to the conditions of the Registration Rights Agreement.

2.	Assignment. Transferor hereby assigns all of its rights under the Registration Rights Agreement to Transferee.

Transferor and Transferee each confirm that Transferee is a Permitted Transferee and that Transferor and Transferee have each provided notice of this assignment to the Company pursuant to Section 16(e) of the Registration Rights Agreement.

3.	Agreement. Transferee agrees that it shall be fully bound by and subject to the terms of the Registration Rights Agreement and the terms of this Joinder.

4.	Notice. Any notice required or permitted by the Registration Rights Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

5.
Electronic Signature. This Joinder may be executed by facsimile, by any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act, or other applicable law, e.g., www.docusign.com or by .pdf signature by any party and such signature shall be deemed binding for all purposes hereof without delivery of an original signature being thereafter required.

[SIGNATURE PAGE FOLLOWS]

TRANSFEROR

[________________________________]

By:
Name:
Title:

TRANSFEREE

[________________________________]

By:
Name:
Title:

Legal Name
Mailing Address
Email
Phone

Information for Notices:

[Signature Page to Joinder Agreement to Registration Rights Agreement]